UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 11, 2010

WEGENER CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-11003	81-0371341
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

11350 Technology Circle, Johns Creek, Georgia 30097
 (Address of principal executive offices, including zip code)

(770) 623-0096
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Thirteenth Amendment to revolving line of credit and term loan facility

On October 8, 2009, Wegener Communications, Inc., a Georgia corporation (the “Company”), and The David E. Chymiak Trust Dated December 15, 1999 (the “Trust”)  entered into a Twelfth Amendment (the “Twelfth Amendment”), to a certain Loan and Security Agreement dated June 5, 1996 (the "Security Agreement"). Among other things, the Twelfth Amendment added certain substantive changes to the Security Agreement including, but not limited to, a requirement that the Company be in compliance with a solvency representation provision on the last day of our fiscal 2010 third quarter ended May 28, 2010.

On June 11, 2010, the Company and the Trust entered into a Thirteenth Amendment (the “Amendment”) to the Security Agreement. The Amendment changed the date of compliance for the solvency representation from the last day of our fiscal 2010 third quarter ended May 28, 2010 to the last day of our fiscal 2010 fourth quarter ending on September 3, 2010.

David E. Chymiak Promissory Note

On October 1, 2009, David E. Chymiak loaned the Company two hundred and fifty thousand dollars ($250,000) on an unsecured basis.  The loan has an interest rate of 8.0% per year, was initially due and payable in one lump sum on October 31, 2009 and is evidenced by a promissory note (the “Chymiak Promissory Note”).  On November 17, 2009 the maturity date on the Chymiak Promissory Note was extended until November 30, 2009 and on November 30, 2009, was extended until May 31, 2010.  On June 11, 2010, the maturity date of the Chymiak Promissory Note was further extended until September 10, 2010.

Item 9.01 Financial Statements and Exhibits

(C)	Exhibits

4.1
Loan and Security Agreement – Thirteenth Amendment dated June 11, 2010,  by and between Wegener Communications, Inc. and The David E. Chymiak Trust Dated December 15, 1999, as assignee of the Bank of America, N.A., successor interest by merger to LaSalle Bank National Association, respecting $4,000,000 Loan and Security Agreement.

4.2	Promissory Note – Amendment dated June 11, 2010, by and between Wegener Communications, Inc. and David E. Chymiak, respecting $250,000 unsecured loan dated October 1, 2009.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wegener Corporation

Date: June 15, 2010	By:	/s/ C. Troy Woodbury, Jr.
C. Troy Woodbury, Jr.
Chief Executive Officer

Exhibit Index

Exhibit Number

4.1
Loan and Security Agreement – Thirteenth Amendment dated June 11, 2010,  by and between Wegener Communications, Inc. and The David E. Chymiak Trust Dated December 15, 1999, as assignee of the Bank of America, N.A., successor interest by merger to LaSalle Bank National Association, respecting $4,000,000 Loan and Security Agreement.

4.2	Promissory Note –Amendment dated June 11, 2010, by and between Wegener Communications, Inc. and David E. Chymiak, respecting $250,000 unsecured loan dated October 1, 2009.